Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GenVec, Inc. (the “Registrant”) on Form 10-Q as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James V. Lambert, as Vice President, Accounting and Finance, Corporate Controller and Treasurer of the Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

Date: May 10, 2017	/s/ James V. Lambert
James V. Lambert
Vice President, Accounting and Finance, Corporate Controller and Treasurer
(Principal Financial Officer and Principal Accounting Officer)